PUTNAM VARIABLE TRUST (the "Trust")

               Prospectus Supplement dated October 13, 1997
                   to Prospectuses dated April 30, 1997

1. In the section of the prospectus of the Trust entitled "How the Trust is managed," the chart indicating the officers of Putnam Investment Management, Inc. ("Putnam Management") that have primary responsibility for the day-to-day management of Putnam VT Money Market Fund's portfolio is replaced with the following:

                                    Business experience
                        Year        (at least 5 years)
                        ----        -----------------------------

     Putnam VT Money Market
      Fund

     Joanne Driscoll    1997        Employed as an investment
     Vice President                 professional by Putnam
                                    Management since 1995.  Prior
                                    to April, 1995, Ms. Driscoll
                                    was a Graduate Teaching
                                    Assistant in the Finance
                                    Department at Northeastern
                                    University and prior to
                                    September, 1994, Ms. Driscoll
                                    was a Financial Associate at
                                    Bank of Boston.  Prior to
                                    June, 1993, Ms. Driscoll was
                                    an Investment Associate at
                                    BayBanks Investment
                                    Management.

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2.   The following replaces the third sentence in the second
     paragraph of the section entitled "Investment Objectives and policies of the funds -- Putnam VT Utilities Growth and Income Fund":

     The fund may invest up to 20% of its total assets in securities that are rated below BBB or Baa by a nationally recognized securities rating agency, such as Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or, if unrated, are determined by Putnam Management, to be of comparable quality. The fund is not subject to any other restrictions based on securities ratings. Securities rated below BBB and Baa (and comparable unrated securities) are commonly know as "junk bonds." See "Common investment policies and techniques" for a discussion on lower-rated and other fixed-income securities and the risks associated with them.


                                                                37790 10/97
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